EXECUTIVE SUMMARY

DESCRIPTION OF SERVICES
(1) Type of assets that were reviewed.
AMC Diligence, LLC (“AMC”) performed certain due diligence services described below on conforming and non-conforming residential mortgages acquired from various parties. The review was conducted on behalf of Goldman Sachs Mortgage Company (“Client”) during multiple transactions from January 2021 to September 2025 via files imaged and provided by Goldman Sachs Mortgage Company (the “Review”). The loans in the Review carried origination dates between January 2020 and June 2025. The Review included loans reviewed under the Lease Review Scope (5 loans) and the Leases & Limited Compliance Review Scope (1,411 loans). The loans (Lease Review Scope and Leases Limited Compliance Review Scope) are together referred to as the Loans.

(2) Sample size of the assets reviewed.
The Review was conducted on one thousand four hundred sixteen (1,416) mortgage loans with an aggregate original principal balance of approximately $311.875 million. The Review did not cover 100% of the loans in the securitization population; however, the Review did cover the portion of the securitization population reviewed by AMC.

(3) Determination of the sample size and computation.
AMC is not aware of the overall sample size for the securitization as the Review only covered the portion of the loans in the securitization reviewed by AMC.

(4) Quality or integrity of information or data about the assets: review and methodology.
AMC compared data fields on the bid tape provided by Client to the data found in the actual file as captured by AMC. This comparison, when data was available, included the following data fields:

# of Units	Borrower SSN	Investor: Qualifying Total Debt Ratio	Original CLTV	Property Type
Amortization Term	City	Lender	Original HCLTV	Purpose
Amortization Type	Contract Sales Price	Lien Position	Original Interest Rate	Refi Purpose
Appraisal As-Is Value	Escrow Account	LTV Valuation Value	Original Loan Amount	Representative FICO
Balloon Flag	First Interest Rate Change Date	Margin	Original LTV	State
Borrower Citizenship	First Payment Date	Maturity Date	Original Term	Street
Borrower First Name	Has FTHB	MERS Min Number	PITIA Reserves Months	Zip
Borrower FTHB	Interest Only	Note Date	Prepayment Penalty Period (months)
Borrower Last Name	Interest Rate Life Floor	Occupancy	Product Description

Additionally, AMC verified (i) listed borrowers signed documents requiring signature, (ii) borrowers signing documents were eighteen (18) years or older at the time of the mortgage loan origination, (iii) that all riders required by the terms of the mortgage and mortgage note were attached to the respective document, (iv) that social security numbers across documents were consistent, and (v) debt-to-income ratio (“DTI(s)”), and/or loan-to-value ratios (“LTV(s)”) used in the assessment of conformity guidelines.

(5) Origination of the assets and conformity to stated underwriting or credit extension guidelines, standards, criteria or other requirements: review and methodology.

LEASES & LIMITED COMPLIANCE REVIEW
DOCUMENT REVIEW
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For each Loan, AMC will review the Loan File and verify whether the following documents, if applicable, are included in the file and if the data on these documents is consistent and logical: (a) initial application (1003), (b) credit report, (c) employment documentation, (d) asset documentation, (e) sales contract, (f) hazard and/or flood insurance policies, (g) appraisal, (h) title/preliminary title, (i) mortgage/deed of trust, (j) note, (k) certificate of business purpose / non-owner occupancy, (l) articles of incorporation, if applicable, (m) operating agreement, and (n) background check.
CREDIT REVIEW
The credit review focuses on the borrower’s experience in property management, credit profile and adherence to guidelines. The borrower’s assets are analyzed to determine there are sufficient funds for the required equity in the project. Conformity to applicable guidelines will all be assessed during the review. An income calculation will not be performed though the presence of income documentation if required by the guidelines will be noted.
Credit Application: For the Credit Application, AMC will verify whether (a) the application is signed by all listed borrowers, (b) the application is substantially filled out, (c) all known borrower-owned properties are disclosed on the Real Estate Owned section or attachments, and (d) borrower’s property management/landlord experience.
Credit Report: AMC will verify (a) a credit report is present for each borrower, (b) note and research the Real Estate Owned and fraud alerts, (c) and gather data including (i) representative FICO, (ii) scores from Equifax, Experian, and Transunion (if available), (iii) verify that the public records listed are disclosed on the application and adequately explained and in compliance with guidelines, and (iv) the number and length of trade lines.
Employment and Income: AMC will determine whether applicable supporting employment and income documentation required by the guidelines, was present in the mortgage loan file and where possible, wasn’t fraudulent.
Borrowing Entity: AMC will verify the borrowing entity, if not an individual, is properly documented. In addition, AMC will verify if the business entity is a US or foreign entity and if the individual signing the loan documentation has the appropriate authority. Distinction will be made between guarantors and principals, individuals and business entities.
Property income: AMC will determine whether all applicable supporting documentation as required by the guidelines is present in the file. No traditional borrower DTI ratios will be calculated but instead a “Property DTI” will be calculated per guidelines using the lease or expected lease amount and the property expenses. Documentation verifying property income may include: (a) leases and monthly rental income, (b) property vacancy, (c) balance sheets / financial statements, and (d) an appraisal analysis of market rents.

Valuation Review: AMC’s review will include a review of the valuation materials utilized during the origination of the loan and in confirming the value of the underlying property. AMC’s review will include verifying the appraisal report was  (i) materially complete, (ii) in conformity with the guideline requirements for the property type in question, (iii) completed by an appraiser that was actively licensed to perform the valuation, (iv) completed such that the named client on the appraisal report is the lender or a related entity that is permitted to engage the lender per Title XI of FIRREA, (iv) made on an “as is” basis or provides satisfactory evidence of completion of all material conditions including all inspections, licenses, and certificates (including certificates of occupancy) to be made or issued with respect to all occupied portions of the mortgaged property and with respect to the use and occupancy of the same, have been made or obtained from the appropriate authorities.

With regard to the use of comparable properties, AMC’s review will (i) review the relative comparable data (gross and net adjustments, sale dates and distance from subject property) and ensure that such comparable properties are within standard appraisal guidelines; (ii) confirm the property value and square footage of the subject property was bracketed by comparable properties, (iii) verify that comparable properties used are similar in size, style, and location to the subject, and (iv) check for the reasonableness of adjustments when reconciling value between the subject property and comparable properties.
Other aspects of AMC’s review include (i) verifying that the address matched the mortgage note, (ii) reviewing pictures to ensure (a) that the property is in average or better condition and any repairs are noted where required and (b) that the subject property is the one for which the valuation was ordered and that there are no negative external factors; and (iii) confirming the appraiser noted an estimated lease amount to be used in instances where there is no lease in place.
Asset Review: AMC will assess whether the asset documentation required by the guidelines is present in the file. AMC will verify that assets presented support the required reserves. Documentation reviewed may include: (a) depository
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account statements, (b) stock or security account statements, (c) settlement statements or other evidence of conveyance and transfer of funds if a sale of assets was involved, and (d) operating accounts from other properties.
Insurance: AMC will (a) look for the presence of rent loss insurance as required by the guidelines, (b) verify that hazard insurance meets the minimum required amount of coverage in the guidelines, (c) confirm that the flood cert is for the correct borrower, property, lender and loan number, and (d) for properties in a flood zone per the flood cert, confirm that flood insurance meets guideline requirements in the file and meets the minimum required amount of coverage.
Title: AMC will verify whether the appropriate vestee is on the title document: if a purchase, the seller; if a refinance, the borrower. AMC will also review the Title Commitment for the disclosure issues such as assessments; covenants, conditions and restrictions); access problems; vicinity of property to military airports; prior leases; court orders/divorce decrees; public probate issues; foreclosures; bankruptcies; judgment liens; state and federal tax liens; and environmental liens. Review for instances of delinquent taxes (non-liens). In addition, AMC will review for Oil, Gas, Water or Mineral rights.

Fraud / Criminal Background: To the extent potentially fraudulent activity is identified as part of the document review, such information will be reported to Client. In addition, AMC will look for an independent, third party fraud report and background check in each file and will review the results of the fraud report in conjunction with source documents found in the file to assess the likelihood of any misrepresentations associated with the origination of the loan.

State Compliance Review applicable to non-owner occupied loans:
SitusAMC will review each mortgage loan file to determine coverage, and if covered, verify compliance with the following:
a)	High Cost testing in Chicago Illinois and Cook County Illinois;
b)	Higher Priced testing in Minnesota;
c)	Other applicable state testing in Maryland, Minnesota, New Jersey, West Virginia, Wyoming, and Vermont, Virginia and
d)	State specific prepayment penalty and late charge testing applicable to non-owner occupied loans.
DATA COLLECTION
AMC will compare data fields on the bid tape provided by the client to the data found in the actual file as captured by AMC. All material discrepancies will be noted.

(6) Value of collateral securing the assets: review and methodology.
N/A

(7) Compliance of the originator of the assets with federal, state and local laws and regulations: review and methodology.
N/A

(8) Other: review and methodology.
The final review results reflected in the Overall Review Results Summary herein may include additional exceptions identified after AMC’s initial review was completed where loan level issues were identified by external parties as a result of separate, distinct quality control evaluation of the loan files. In such cases, any additional exceptions cited by any such quality control evaluation would either be reflected (i) as an open exception or (ii) remediated if required documentation and/or curative actions were provided to AMC. The exception totals reflected herein, and corresponding Exception Rating, include exceptions that were so subsequently identified, if any. Please note that only a limited number of loans, if any, reflected in the Review Results Summary were subject to such external quality control evaluations.

(9) Disclaimer.
Except as expressly enumerated above, please be advised that SitusAMC has not performed any review to determine whether the mortgage loans covered in this Report complied with federal, state or local laws, constitutional provisions, regulations, ordinances or any other laws or guidance, including, without limitation, licensing and general usury laws (“Applicable Law”).  Further, there can be no assurances that in performing the review and preparing this Report that SitusAMC has uncovered all relevant factors and potential issues relating to the origination of the mortgage loans, their compliance with Applicable Law, or the original appraisals relating to the mortgaged properties, or that SitusAMC has uncovered all relevant factors that could affect the future performance of the mortgage loans. Please note that the results set forth in this Report are dependent upon receipt of complete and accurate data regarding the mortgage loans from mortgage loan originators, sponsors, issuers, underwriters, and other third parties upon which SitusAMC is relying in reaching such results.  Except as expressly stated herein, SitusAMC did not verify the data relied upon in performing its
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review and producing this Report.  In addition, the findings and conclusions set forth in this Report are provided on an “as is” basis and are based on available information and Applicable Law as of the date of this Report, and SitusAMC does not undertake any obligation to update or provide any revisions to this Report to reflect events, circumstances, changes in Applicable Law, or changes in expectations after the date this Report was issued.  SitusAMC also hereby disclaims any representation or warranty as to accuracy or completeness of the Report, the inclusion or omission of any facts or information, or as to its suitability, sufficiency or appropriateness for the purposes of the transaction parties or investors or the use of the Report in preparation of any other document in connection with the subject transaction.).

Please be further advised that SitusAMC does not employ personnel who are licensed to practice law in the various jurisdictions covered in this Report, and the results set forth in this Report do not constitute legal advice or legal opinions whatsoever. The findings are recommendations or conclusions based on information provided to SitusAMC, and are not statements of fact or legal conclusions. Information contained in the Report related to the applicable statute of limitations for certain claims may not be accurate or reflect the most recent controlling case law. Further, a particular court in a particular jurisdiction may extend, not enforce or otherwise allow claims beyond the statute of limitations identified in the Report based on certain factors, including the facts and circumstances of an individual mortgage loan.  The authorities administering the Applicable Law that was part of the review have broad discretionary powers which may permit such authorities, among other things, to withdraw exemptions accorded by statute or regulation, to impose additional requirements or to reach a conclusion that is not consistent with the results set forth in the Report. All decisions as to whether to issue, purchase, hold, sell or otherwise transact in securities backed by the mortgage loans reviewed in this Report, any investment strategy and any legal conclusions, including the potential liability related to the purchase or other transaction involving any such securities, shall be made solely by the parties to or investors in the transaction. The results set forth in this Report do not constitute tax or investment advice.  The scoring models in this Report are designed to identify potential risk in the securities backed by the mortgage loans reviewed, and each party or investor assumes sole responsibility for determining the suitability of the information for its particular use. SitusAMC does not make any representation or warranty (express or implied) as to the value of any mortgage loan or mortgage loan’s collateral that has been reviewed by SitusAMC.

SUMMARY OF FINDINGS & CONCLUSIONS OF REVIEW
The NRSRO criteria referenced for this report and utilized for grading descriptions is based upon the requirements of S&P Global Ratings (“S&P”) and Kroll Bond Rating Agency, LLC (“Kroll”).

OVERALL REVIEW RESULTS SUMMARY
There were one thousand four hundred sixteen (1,416) mortgage loans in the securitization population reviewed by AMC. After all documents were presented, under the applicable NRSRO grading criteria nine hundred sixteen (916) (64.69%) had an Overall grade of “A”, five hundred (500) (35.31%) had an Overall grade of “B”, and no loans had exceptions that generated an Overall grade of “C”.

NRSRO Grade (S&P, Kroll)	# of Loans	Percentage of Loans
A	916	64.69%
B	500	35.31%
C	0	0.00%
D	0	0.00%

CREDIT REVIEW RESULTS SUMMARY
One thousand one hundred seventy-two (1,172) (82.77%) mortgage loans of the total received an “A” Credit Review grade. The two hundred forty-four (244) (17.23%) “B” Credit Review grades were due to missing documentation and/or guideline adherence (see exception detail below). Exceptions were offset by strong compensating factors, such as low LTV and/or high liquid assets.

NRSRO Grade (S&P, Kroll)	# of Loans	Percentage of Loans
A	1,172	82.77%
B	244	17.23%
C	0	0.00%
D	0	0.00%

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COMPLIANCE REVIEW RESULTS SUMMARY
One thousand ninety-four (1,094) (77.53%) had a Compliance Review grade of “A”, three hundred seventeen (317) (22.47%) had a Compliance Review grade of “B”. Loans with a Compliance Review grade of “B” may have multiple compliance exceptions (see exception detail below); however, none are lower than a grade of “B”.

NRSRO Grade (S&P, Kroll)	# of Loans	Percentage of Loans
A	1,094	77.53%
B	317	22.47%
C	0	0.00%
D	0	0.00%

PROPERTY/VALUATION REVIEW RESULTS SUMMARY
Under the applicable NRSRO grading criteria all one thousand four hundred sixteen (1,416) (100.00%) loans had a Property/Valuation grade of “A”. None of the loans are lower than a grade of “A.”

NRSRO Grade (S&P, Kroll)	# of Loans	Percentage of Loans
A	1,416	100.00%
B	0	0.00%
C	0	0.00%
D	0	0.00%

REVIEW EXCEPTION SUMMARY (1,416 Mortgage Loans)
The summaries below detail the exceptions from the Compliance, Credit and Property Reviews that would have resulted in a “B”, “C”, or “D” grade for a given mortgage loan under the NRSRO grading criteria. Please note that exception grades of EV1, EV2, and EV3 may not result in a corresponding “B”, “C”, or “D” grade per relevant rating agency guidelines due to considerations including statute of limitations and specific characteristics of ratings by a given NRSRO. Also note that some mortgage loans may have multiple exceptions and, as a result, may have an exception or multiple exceptions in any one exception category.

Exception Type	Final Exception Rating	Exception Category	Total
Compliance	B	ECOA	334
		State Defect	15
		State Late Charge	9
		Missing, Incorrect, or Incomplete HUD-1	3
		Misc. State Level	3
		Missing Disclosure	2
		TRID	2
		Loan Package Documentation	2
		Total Compliance Grade (B) Exceptions:	370
Total Compliance Exceptions:			370
Credit	B	Title	145
		Guideline	92
		Loan Package Documentation	16
		Missing Document	8
		Borrower and Mortgage Eligibility	6
		Credit	6
		Property - Appraisal	2
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Hazard Insurance	2
Asset	2
1003	1
Total Credit Grade (B) Exceptions:	280
Total Credit Exceptions:	280
Total Property Exceptions:	0
Grand Total:	650

TAPE INTEGRITY REVIEW RESULTS SUMMARY
Of the one thousand four hundred sixteen (1,416) mortgage loans reviewed, one (1) of the mortgage loans had one (1) tape discrepancy across one (1) data field.

Field Label	Loans With Discrepancy	Total Times Compared	% Variance	# Of Loans
# of Units	0	4	0.00%	1,416
Amortization Term	0	1	0.00%	1,416
Amortization Type	0	3	0.00%	1,416
Appraisal As-Is Value	0	1	0.00%	1,416
Balloon Flag	0	1,410	0.00%	1,416
Borrower Citizenship	0	1	0.00%	1,416
Borrower First Name	0	1,411	0.00%	1,416
Borrower FTHB	0	1	0.00%	1,416
Borrower Last Name	0	1,413	0.00%	1,416
Borrower SSN	0	1,410	0.00%	1,416
City	0	1,415	0.00%	1,416
Contract Sales Price	0	2	0.00%	1,416
Escrow Account	0	1,410	0.00%	1,416
First Interest Rate Change Date	0	1	0.00%	1,416
First Payment Date	0	3	0.00%	1,416
Has FTHB	0	1,410	0.00%	1,416
Interest Only	0	2	0.00%	1,416
Interest Rate Life Floor	0	1	0.00%	1,416
Investor: Qualifying Total Debt Ratio	0	1,412	0.00%	1,416
Lender	0	1,410	0.00%	1,416
Lien Position	0	2	0.00%	1,416
LTV Valuation Value	0	4	0.00%	1,416
Margin	0	1	0.00%	1,416
Maturity Date	0	2	0.00%	1,416
MERS Min Number	0	1	0.00%	1,416
Note Date	0	2	0.00%	1,416
Occupancy	1	1,415	0.07%	1,416
Original CLTV	0	1,395	0.00%	1,416
Original HCLTV	0	126	0.00%	1,416
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Original Interest Rate	0	1,416	0.00%	1,416
Original Loan Amount	0	1,416	0.00%	1,416
Original LTV	0	1,416	0.00%	1,416
Original Term	0	4	0.00%	1,416
PITIA Reserves Months	0	1,410	0.00%	1,416
Prepayment Penalty Period (months)	0	1,410	0.00%	1,416
Product Description	0	1,410	0.00%	1,416
Property Type	0	1,415	0.00%	1,416
Purpose	0	1,416	0.00%	1,416
Refi Purpose	0	657	0.00%	1,416
Representative FICO	0	1,416	0.00%	1,416
State	0	1,415	0.00%	1,416
Street	0	1,414	0.00%	1,416
Zip	0	1,414	0.00%	1,416
Total	1	33,298	0.00%	1,416

ADDITIONAL LOAN POPULATION SUMMARY*
Amortization Type	Loan Count	% of Loans	Original Balance	% of Balance
Fixed	1,415	99.93%	$311,518,981.00	99.89%
Adjustable	1	0.07%	$356,250.00	0.11%
Total	1,416	100.00%	$311,875,231.00	100.00%

Lien Position	Loan Count	% of Loans	Original Balance	% of Balance
1	1,416	100.00%	$311,875,231.00	100.00%
Total	1,416	100.00%	$311,875,231.00	100.00%

Loan Purpose	Loan Count	% of Loans	Original Balance	% of Balance
Cash Out: Other/Multi-purpose/Unknown Purpose	695	49.08%	$164,930,838.00	52.88%
Other-than-first-time Home Purchase	616	43.50%	$118,142,971.00	37.88%
Rate/Term Refinance - Borrower Initiated	105	7.42%	$28,801,422.00	9.23%
Total	1,416	100.00%	$311,875,231.00	100.00%

Original Term	Loan Count	% of Loans	Original Balance	% of Balance
241-360 Months	1,413	99.79%	$310,879,273.00	99.68%
361+ Months	3	0.21%	$995,958.00	0.32%
Total	1,416	100.00%	$311,875,231.00	100.00%

Property Type	Loan Count	% of Loans	Original Balance	% of Balance
Single Family Detached	780	55.08%	$142,195,463.00	45.59%
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Condo, Low Rise	78	5.51%	$14,970,635.00	4.80%
Condo, High Rise	15	1.06%	$3,563,400.00	1.14%
PUD	143	10.10%	$39,603,683.00	12.70%
Townhouse	51	3.60%	$9,320,656.00	2.99%
1 Family Attached	46	3.25%	$7,552,570.00	2.42%
2 Family	192	13.56%	$43,235,414.00	13.86%
3 Family	59	4.17%	$25,680,160.00	8.23%
4 Family	52	3.67%	$25,753,250.00	8.26%
Total	1,416	100.00%	$311,875,231.00	100.00%

Occupancy	Loan Count	% of Loans	Original Balance	% of Balance
Investment	1,416	100.00%	$311,875,231.00	100.00%
Total	1,416	100.00%	$311,875,231.00	100.00%

TPR Loan Designation	Loan Count	% of Loans	Original Balance	% of Balance
N/A (investment property consumer mortgage)	1,416	100.00%	$311,875,231.00	100.00%
Total	1,416	100.00%	$311,875,231.00	100.00%
*Tables may not add to 100% due to rounding.

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